SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 1998 FOR THE LORD ABBETT GLOBAL FUND, INC.

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SUPPLEMENT EFFECTIVE DATE:  MAY 26, 1998





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LORD ABBETT                                                           FUND FACTS
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                          Global Fund - Equity Series

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A mutual fund seeking capital growth using stocks from around the world

Minimum Initial Investment: $1,000 $250 for IRAs

Fund Symbols:

A Shares - LAGEX
B Shares - LAGBX
C Shares - LAGCX

Cusip Numbers:

A Shares - 543908107
B Shares - 543908305
C Shares - 543908404

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Lord Abbett Global Fund - Equity Series is a mutual fund designed to provide capital appreciation by investing in stocks from around the world. Growth of income is a secondary goal. The Series seeks its objectives consistent with reasonable risk.

How the Series Has Compared Against Inflation(1):
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Growth of $10,000: 9/30/88(2) - 3/31/98

                              [LINE GRAPH OMITTED]
Date                From Investment      Total Value
12/31/88            $10,058                 $ 9,837
12/31/89             10,109                  11,582
12/31/90             10,743                  10,178
12/31/91             11,269                  11,681
12/31/92             11,628                  11,478
12/31/93             11,987                  14,469
12/31/94             12,287                  14,456
12/31/95             12,638                  15,785
12/31/96             12,997                  17,108
12/31/97             13,356                  18,474
3/31/98              13,564                  20,493

Global Fund - Equity Series
Average Annual Rate
of Total Return
9/30/88 - 3/31/98: 7.8%

(1) The dollar change shown reflects total return performance based on changes in net asset value including the reinvestment of all distributions. The maximum sales charge of 5.75%, applicable to Class A share investments under $50,000, has been deducted from the Series investment. The Series issues additional classes of shares with distinct pricing options. For a full discussion of the differences in pricing alternatives, please call 800-874-3733 and ask for the Fund's current prospectus.

(2) The Series commenced operations 9/30/88.

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AVERAGE ANNUAL RETURNS:

Average annual compounded returns reflecting deduction of the Class A share maximum 5.75% sales charge, as required by the SEC, for the following periods ending 3/31/98:

          1 year                  5 years                 Life of Series
          +14.20%                 +8.99%                  +7.84%

Past performance is no indication of future results. The investment return and principal value of an investment in the Series will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

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The Fund's Investor Advantage
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o   Approximately 50% of publicly traded companies are based outside of the
    United States; a global fund gives investors the opportunity to participate in the growth potential of world-class companies, both at home and abroad;(3)

o While there can be no assurances as to future results, historically, a portfolio including both foreign and domestic stocks has increased long-term returns and reduced risk, compared to investing in U.S. stocks alone.(4)

(3) Source: Morgan Stanley Capital International. Data as of 3/31/98.

(4) Data derived using returns from December 1969 - March 1998. Source: Morgan Stanley Capital International.

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The Fund's Investment Strategy
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o   The Series focuses on a universe of 800 of the leading global companies in terms of market dominance (regional or global), growth capabilities, profitability and financial strength.

o Further research identifies the 80-100 companies, primarily of large capitalizations, that we believe represent the best values based on their price and growth potential.

o These are leading companies that represent the best investment potential around the globe. Country risk is reduced by having exposure to all three major currency blocks - the U.S., Europe and Japan.

o Fuji Investment Management Co. Europe, Ltd. (FIMCO), an affiliate of Fuji Bank, Ltd. (one of the world's largest and most respected banks) acts as a consultant for market analysis and company research that is an integral part of the Series' investment process.

                                                       Continued on reverse side
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The Fund's Investment Strategy (continued)

Funds that invest in foreign securities are affected by currency fluctuation and other foreign investment risk factors, such as the potential for less regulation and liquidity and more volatility than U.S. markets; potentially less publicly available information about companies, banks and governments than for U.S. counterparts; lack of uniform accounting standards among countries, impairing comparisons; potentially higher transaction costs and different securities settlement and trading practices.

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The Fund's Manager
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                              [PHOTOGRAPH OMITTED]

                E. Wayne Nordberg Partner and Portfolio Manager

"Value opportunities aren't confined to the United States. A portfolio with a global perspective offers a wider focus. The result: more opportunities to discover bargain-priced stocks."

The Series is managed by Lord Abbett Partner, E. Wayne Nordberg. Mr. Nordberg, who has over 35 years of investment management experience, has managed the Equity Series since its inception in 1988.

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Portfolio Profile
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When you invest in the Series, you become an owner of a portfolio that invests in the securities of more than 140 companies in 18 countries. The Series' portfolio is actively managed and its holdings are subject to change.


The Series' Top 10 Holdings (as of 3/31/98)

                              % of Net
Company Name                  Assets

Mannesman                       1.93%
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Suez Lyonnaise des Eaux         1.80
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Ver Ned Uitger Ver Bezit        1.60
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Union Bank of Switzerland       1.55
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Emerson Electric Company        1.50
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Nordbanken                      1.46
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Veba                            1.45
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Ente Nazionale                  1.43
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Novartis                        1.42
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Pinault Printemps               1.40
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   Total                       15.54%


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Mapping Out An Investment Strategy
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As of 3/31/98, the Series was invested in 18 countries throughout the world.

                                  [MAP OMITTED]

US             43.77%
Mexico          0.81%
Brazil          0.94%
Argentina       0.47%

Sweden          3.64%
Switzerland     2.96%
Denmark         0.65%
Netherlands     4.25%
UK             12.87%
France          7.95%
Spain           1.05%
Germany         3.38%
Italy           3.85%

JAPAN          10.08%
KOREA           0.19%
HONG KONG       0.33%
SINGAPORE       0.56%
AUSTRALIA       2.37%

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The Fund's Investment Manager
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Lord, Abbett & Co.

o Experienced Management - Founded in 1929, Lord, Abbett & Co. was one of the nation's first mutual fund managers. Lord Abbett manages over $27 billion in a family of mutual funds and separately managed accounts.

o A Complete Family - The Lord Abbett Family of Funds consists of 30 mutual funds.

Series shares are neither insured nor guaranteed by any government or government agency. The Series purchases short- and intermediate-term high-coupon securities at a premium and distributes to shareholders all of the interest income on those securities without amortizing the premiums. This practice is consistent with applicable tax regulations and generally accepted accounting principles, but may result in a decrease in the net asset value of shares of the Series as the market value of the premium securities decreases over time. For more complete information about any Lord Abbett mutual fund, such as Lord Abbett Global Fund - Equity Series, including charges and expenses, call your investment professional or Lord Abbett Distributor LLC at 800-874-3733 for a prospectus. An investor should read the prospectus carefully before investing. If used after 6/30/98, this piece must be accompanied by Lord Abbett's Performance Quarterly for the most recently completed calendar quarter.

[LOGO] LORD ABBETT & CO.
       Invested Management
A Tradition of Performance Through Disciplined Investing

LORD ABBETT DISTIBUTOR LLC
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The GM Building o 767 Fifth Avenue o New York, NY 10153-0203 o 800-426-1130

Numbers to Keep Handy

For Shareholder Account or Statement Inquiries: 800-821-5129
For Literature:                                 800-874-3733
For More Information:                           800-426-1130
Visit Our Web Site:                             http://www.lordabbett.com

                                                              LAG-12E-398 (5/98)